UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     FEBRUARY 21, 2007
                                                    ----------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                33-81808                              22-3276290
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                     07470
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

ITEM 7.01.  REGULATION FD DISCLOSURE.

In connection with the financing (the "Financing") required by Building Materials Corporation of America ("BMCA") and its subsidiaries to complete the acquisition (the "Acquisition") of ElkCorp ("Elk") pursuant to the Agreement and Plan to Merge, dated as of February 9, 2007, between BMCA Acquisition Inc. ("Parent"), BMCA Acquisition Sub Inc. ("Offeror") and Elk, as well as the refinancing of certain of BMCA's and Elk's respective indebtedness (the "Refinancing"), BMCA is providing certain information about itself and Elk to potential lenders that is not now publicly available.

The information included herein and in Exhibits 99.1 and 99.2 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

BMCA cannot assure you that the information concerning BMCA and Elk following the Acquisition will not change and that any such changes will not be significant. Furthermore, BMCA cannot assure you that the combined company will be able to realize the cost savings, synergies or revenue enhancements that BMCA projects following the Acquisition, either in the amount or the time frame that BMCA projects.

This report may include "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual future results and occurrences to differ materially from the forward-looking statements. Some of these risks and uncertainties include factors relating to:

o the accuracy of BMCA management's assessment of the current status of Elk's business;
o     the accuracy of the basis of forecasts relating to Elk;
o the difficulty of integrating the corporate and administrative1 infrastructures of BMCA and Elk;
o     the potential disruption of both companies' businesses;
o the effect of the announcement of the Acquisition on both BMCA's and Elk's business relationships and otherwise maintaining existing relationships with customers and suppliers of the combined company;
o     the diversion of management's attention and other resources;
o the process of integrating may be more complex and require a longer time frame to achieve a successful integration;
o     the difficulty of coordinating geographically separate organizations;
o     the failure to retain key employees;
o     higher than expected severance costs related to staff reductions;
o     higher than expected retention costs for employees that will be retained;
      and
o the effects of changes in the market for raw materials required by the combined company or increases in energy and/or transportation costs.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

99.1 The pro forma capitalization table for Building Materials Corporation of America and its subsidiaries, which is being made available in connection with the financing for the acquisition of ElkCorp, after giving effect to such financing and such acquisition.

99.2 Certain information regarding cost saving synergies to be realized by Building Materials Corporation of America and its subsidiaries in connection with the acquisition described below which information is being made available in connection with the financing to complete the acquisition of ElkCorp pursuant to the Agreement and Plan to Merge, dated as of February 9, 2007, between BMCA Acquisition Inc., BMCA Acquisition Sub Inc. and ElkCorp.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: February 21, 2007            By:   /s/ James T. Esposito
                                        ------------------------------------
                                        Name:  James T. Esposito
                                        Title: Vice President and Controller

                                  EXHIBIT INDEX

        Exhibit Number        Description
        --------------        -----------

            99.1 The pro forma capitalization table for Building Materials Corporation of America and its subsidiaries, which is being made available in connection with the financing for the acquisition of ElkCorp, after giving effect to such financing and such acquisition.

            99.2 Certain information regarding cost saving synergies to be realized by Building Materials Corporation of America and its subsidiaries in connection with the acquisition described below which information is being made available in connection with the financing to complete the acquisition of ElkCorp pursuant to the Agreement and Plan to Merge, dated as of February 9, 2007, between BMCA Acquisition Inc., BMCA Acquisition Sub Inc. and ElkCorp.